                                                                  EXHIBIT 10.76

                      FOURTH AMENDMENT TO LEASE AGREEMENT

                      FOR THE METRIS MINNETONKA BUILDING

Briggs and Morgan

                              FOURTH AMENDMENT TO
                      MULTI-TENANT OFFICE LEASE AGREEMENT
                 BETWEEN OPUS NORTHWEST, L.L.C., AS LANDLORD,
           AND METRIS DIRECT, INC., AS TENANT, DATED MARCH 29, 1999
                  AS AMENDED BY A FIRST AMENDMENT DATED AS OF
                JULY 12, 1999, AS AMENDED BY A SECOND AMENDMENT
                   DATED DECEMBER 17, 1999, AS AMENDED BY A
                   THIRD AMENDMENT DATED AS OF APRIL 7, 2000


                 This Agreement dated as of June 21, 2000


     WHEREAS, Opus Northwest, L.L.C., a Delaware limited liability company ("Landlord"), and Metris Direct, Inc., a Delaware corporation ("Tenant") are parties to that certain lease for space in Crescent Ridge Corporate Center-Phase II, dated March 29, 1999, which lease was amended by a First Amendment to Multi-Tenant Office Lease Agreement dated as of July 12, 1999 ("First Amendment"), and further amended by a Second Amendment to Multi-Tenant Office Lease Agreement dated as of December 17, 1999 ("Second Amendment"), and further amended by a Third Amendment to Multi-Tenant Office Lease Agreement dated as of April 7, 2000 ("Third Amendment"), with the Lease, with the Lease, the First Amendment, Second Amendment and Third Amendment (hereinafter referred to as "Lease");

     WHEREAS, the terms used in this Agreement ("Fourth Amendment") shall have the meanings as defined terms in the Lease unless stated herein to the contrary;

     WHEREAS, Landlord and Tenant wish to amend the Lease to accomplish the following:

     (a)  Change the length of the Initial Term;

     (b) Change the per stall rate in the Parking Premises as of January 1, 2007;

     (c) Change the annual fee per square foot in the storage space as of January 1, 2007;

     (d)  Change certain provisions relating to the Renewal Term;

     (e)  Change the annual Basic Rent Schedule;

     (f)  Change the Allowances for Tenant Improvements;

     (g)  Eliminate the Additional Allowance; and

     (h) Eliminate Sections 16.1.1, 16.1.2 and 16.1.3 (all as set forth in the Third Amendment) from the Lease.

     (i)  Eliminate Section 17.5 from the Lease.

     (j) Establish a ceiling on the amount of the Management Fee which is included in the definition of "Operating Costs".

     THE PARTIES AGREE AS FOLLOWS:

     1.   Section 2 of the Basic Terms is amended to read as follows:

          2.  Initial Term: 11 years, 4 months for a total of 136 months (See
     Section 1.2);

          Section 1.2.1(a) of the Lease is amended to state that the term for the Initial Premises is 136 months; and

          Section 1.2.1(b) of the Lease is amended to state that the Initial Term which incorporates the 6th floor space is now also 136 months.

     2. Section 2 of the Basic Terms has changed to indicate that the Renewal Option is set forth at Section 1.2.5.
                                   -

          Section 1.2.5  Renewal Term is amended as follows:

          (b) If Tenant desires to exercise its right to the Renewal Term Tenant must notify Landlord no later than eighteen (18) months prior to the
                                               -------------
     expiration of the initial term.

          (c)  Is amended by eliminating the last sentence of such subsection.

     3.   Section 4 of the Basic Terms of the Lease is amended as follows:

                                      ANNUAL BASIC RENT FOR INITIAL TERM

--------------------------------------------------------------------------------------------------------------
                  Rate per Rentable Square Foot in the Premises
                       (300,633 Rentable Square Feet)
            --------------------------------------------------------
            Initial Premises        6th Floor       Additional Space
  Month       (138,264 RSF)       (34,654 RSF)        (127,715 RSF)        Annually            Monthly
--------------------------------------------------------------------------------------------------------------
    1-4         $ 0.00               $ 0.00              $16.50         $2,107,297.50         $175,608.13
--------------------------------------------------------------------------------------------------------------
   5-12         $16.50               $ 0.00              $16.50         $4,388,653.50         $365,721.13
--------------------------------------------------------------------------------------------------------------
  13-76         $16.50               $16.50              $16.50         $4,960,444.50         $413,370.38
--------------------------------------------------------------------------------------------------------------
 77-112         $18.55               $18.55              $18.55         $5,576,742.15         $464,728.51
--------------------------------------------------------------------------------------------------------------
113-124         $20.55               $20.55              $20.55         $6,178,008.15         $514,834.01
--------------------------------------------------------------------------------------------------------------
125-136         $21.55               $21.55              $21.55         $6,478,641.15         $539,886.76
--------------------------------------------------------------------------------------------------------------

     4. Section 15 of the Basic Terms is amended by adding the following sentence:

          Effective as of January 1, 2007 the annual fee per square foot of storage space shall be $13.50.

     5. Section 16 of the Basic Terms of the Lease is amended by adding the following sentence:

          Effective as of January 1, 2007, the Parking Rent is $135.00 per month per stall in the Parking Premises during the Initial Term.

     Section 2.1.2 of the Lease is amended by adding to the second sentence the following:

     ; provided, however, effective as of January 1, 2007 Parking Rent attributable to the Parking Premises shall be equal to $135.00 per month for each of the 56 stalls that constitute the "Parking Premises".

     6. Section 17 of the Basic Terms of the Lease is amended to delete the Additional Allowance as described at Section 17.1.23 of the Lease and Section
17.1.23 of the Lease relating to the Additional Allowance is deleted and Tenant will have no further right to such Additional Allowance.

     7. The Lease is amended by changing Section 17.1.2.d.(ii) Special Construction Provisions of the Lease as now set forth in the Third Amendment:

     as follows:

     Base Improvement Allowance for the Initial Premises as per
     Section 17.1.3 is changed to $28.75 per Rentable Square Feet of the Initial Premises multiplied by 138,264 Rentable
     Square feet in the Initial Premises which now equals
     $3,975,090.00 plus the Lighting Allowance of $174,000.00
     equals:                                                               $4,149,790.00

     Cash improvement allowance remains unchanged and it equals:           $  414,792.00

     Sixth Floor Base Improvements Allowance - as set forth in
     Section 17.1.3 - is changed to $28.75 multiplied by 34,654
     Rentable Square Feet on the Sixth Floor equals:                       $  996,302.50

     Expansion Allowance for the Additional Space as set forth in
     Section 5(d) of the Second Amendment - is changed to $29.89 per Rentable Square Feet in the Additional Space multiplied
     by 127,715 Rentable Square Feet equals:                               $3,817,401.35

            Revised Total Allowances                                       $9,378,285.85

     8. The Lease is amended by eliminating Sections 16.1.1, 16.1.2 and 16.1.3 (all as set forth in the Third Amendment) from the Lease and Tenant will not have the restoration obligations as set forth in such subsections. Section
16.1.4 (as set forth in the Third Amendment) remains in full force and effect.

     9. The Lease is amended by eliminating in its entirety Section 17.5 of the Lease relating to an Option for Additional Space. Tenant shall have no further rights under this Lease to add Additional Space as to either the Phase I Building or the Phase II Building.

     10. The Lease is amended to change the definition of "Operating Expenses" in Exhibit A of the Lease by inserting after the words "reasonable management fees and other costs (including rental) of maintaining a building management office in the Building" the following:

          (which amount shall not exceed, on an annual basis, 1.75% of the annual total Rent from the Phase II Building, that Landlord has right to receive under all leases, storage license agreements, parking license agreement or similar occupancy agreement relating to the Phase II Building, including the Lease)

     11. Unless specifically amended by the terms hereof, all of the terms and conditions of the Lease remain in full force and effect.


DATED: 7-7-00                           OPUS NORTHWEST, L.L.C.


                                        By          /s/ John [ILLEGIBLE]
                                           --------------------------------
                                             Its         President
                                                 --------------------------


DATED: June 21, 2000                    METRIS DIRECT, INC.


                                        By          /s/ Ronald Zebeck
                                           --------------------------------
                                             Its      President & CEO
                                                 --------------------------

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